WESTMARK MORTGAGE CORPORATION

                       THIRD AMENDMENT TO CREDIT AGREEMENT
                   AND SECOND AMENDMENT TO SECURITY AGREEMENT


Household Financial Services, Inc.
Prospect Heights. Illinois 60070

Gentlemen:

         Reference is hereby made to that certain Credit Agreement dated as of April 7, 1997 as amended pursuant to that certain First Amendment to Credit Agreement and First Amendment to Revolving Credit Note dated as of September 20, 1997 and as further amended pursuant to that certain Second Amendment to Credit Agreement, Second Amendment to Revolving Credit Note and First Amendment to Security Agreement dated as of October 7, 1998 (the "Credit Agreement") between the undersigned, Westmark Mortgage Corporation, a California corporation (the "Borrower") and you (the "Lender"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

         The Borrower has requested that the Lender increase the amount of the Revolving Credit Commitment under the Credit Agreement from $10,000,000 to $20,000,000, decrease the interest rate applicable to Loans made under the Credit Agreement, extend the Termination Date and make certain other amendments to the Loan Documents and the Lender is willing to do so under the terms and conditions set forth in this Amendment.

1.       AMENDMENTS.

         Upon your acceptance hereof in the space provided for that purpose below, the Credit Agreement and the Security Agreement shall be and hereby are amended as follows.

         1.1. Section 1.1 of the Credit Agreement shall be amended by deleting the amount "$10,000,000" appearing therein and by substituting therefor the amount "$20,000,000."

         1.2. Exhibit A to the Credit Agreement shall be amended in its entirety and as so amended shall read as set forth on Exhibit A attached hereto.

         1.3. Section 2. l(a) of the Credit Agreement shall be amended by deleting the phrase "two percent (2 %)" appearing therein and by substituting therefore "one and one-fourth percent (1-1/4%)."

         1.4. Section 3(c) of the Credit Agreement shall be amended by deleting the amount "$75.00" appearing therein and by substituting therefor the amount "$50.00".

         1.5. The definition of "Termination Date" in Section 1 of the Credit Agreement is hereby amended by deleting "March 31, 1999" and replacing the same with "March 31, 2000."
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         1.6. Any reference in the Credit Agreement or Security Agreement to
"Collateral Agent" shall be amended to be "render," the parties acknowledging that the arrangements between First Union Bank of North Carolina as Collateral Agent and Lender have been terminated and the duties of the Collateral Agent have been assumed by the Lender.

         1.7. Any reference in the Credit Agreement or any other Loan Document to "Note" or "Revolving Credit Note" shall be references to the replacement Revolving Credit Note delivered pursuant to 2(a) of this Amendment

2.       CONDITIONS PRECEDENT.

         The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

                  (a) The Borrower and the Lender shall have executed and delivered this Amendment and the Borrower shall have executed and delivered to Lender a replacement Revolving Credit Note in the form of Exhibit A to the Credit Agreement as amended hereby.

                  (b) Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Lender and its counsel.

                  (c) The Lender shall have received copies (executed or certified, at may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Amendment to the extent the Lender of its counsel may reasonably request.

3.       REPRESENTATIONS.

         In order to induce the Lender to execute and deliver this Amendment, the Borrower hereby represents to the Lender that as of the date hereof, the representations and warranties se forth in Section 6 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 5.5 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Lender) and the Borrower is in full compliance with all of the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

4.       MISCELLANEOUS.

                  (a) The Borrower has heretofore executed and delivered to the Lender that certain Security and Collateral Agency Agreement dated as of April 7, 1997 as amended (the "Security Agreement') and the Borrower hereby acknowledges and agrees that, notwithstanding the execution and delivery of this Amendment, the Security Agreement remains in full force and effect and the rights and remedies of the Lender thereunder, the obligations of the Borrower thereunder and the liens and security interests created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby, except to the extent specifically amended hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Security Agreement as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

                                       2
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                  (b) Except as specifically amended herein, the Credit
         Agreement and Security Agreement shall continue in full force and effect in accordance with their original terms Reference to this specific Amendment need not be made in the Credit Agreement the Security Agreement, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement or the Security Agreement, any reference in any of such items to the Credit Agreement or the Security Agreement being sufficient to refer to the Credit Agreement or the Security Agreement as amended hereby.

                  (c) The Borrower agrees to pay on demand all costs and expenses of or incurred by the Lender in connection with the negotiation, preparation, execution and delivery of thin Amendment, including the fees and expenses of counsel for the Lender.

                  (d) This Amendment may be executed in any number of counterparts, and by the. different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

Dated as of February 4, 1999.

                                      WESTMARK MORTGAGE CORPORATION


                                      By:/s/ Payton Story, III
                                         -------------------------------

                                      Its: President
                                         -------------------------------

         Accepted and agreed to in Mt. Prospect, Illinois as of the date and year last above written.

                                      HOUSEHOLD FINANCIAL SERVICES, INC.

                                      By:_______________________________

                                      Its:______________________________